UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) August 15, 2007

Holmes Master Issuer PLC (Exact name of issuing entity as specified in its charter)
Holmes Funding Limited (Exact name of depositor as specified in its charter)
Abbey National PLC (Exact name of sponsor as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	333-139944-01 (Commission File Number)	n/a (IRS Employer ID Number)
Abbey National House 2 Triton Square Regent's Place London	NW1 3AN
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	+44 (0)20 7612 4000
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.03(c). Material Change to Enhancement or Support.

Pursuant to Item 1115 of Regulation AB under the Securities Act of 1933, as amended, concurrently with, or prior to, the filing of this Current Report on Form 8-K, Holmes Master Issuer PLC (the “Registrant”) has entered into an ISDA Novation Agreement, dated as of August 15, 2007 (the “Novation Agreement”), with The Bank of New York, London Branch (the “Securities Trustee”), Credit Suisse (USA), Inc. (“CSUSA”) and Credit Suisse, London Branch (“Credit Suisse”).

With effect from and including August 15, 2007, pursuant to the Novation Agreement, CSUSA transferred by novation, and Credit Suisse accepted the transfer by novation of, all the rights, liabilities, duties and obligations of CSUSA under and in respect of the three currency swap transactions evidenced by a confirmation dated March 28, 2007 between the Registrant, CSUSA and the Securities Trustee and subject to an ISDA Master Agreement dated March 19, 2007 between the Registrant, CSUSA and the Securities Trustee. The Registrant and Credit Suisse have entered into a new transaction for each of the three currency swap transactions previously entered into and a new ISDA Master Agreement (including a related ISDA Credit Support Annex) in respect of each such transaction. The terms of each of these transactions are substantially identical to the original confirmations entered into between the Registrant and CSUSA, forms of which have been previously filed with the Commission by the Registrant on Form S-3/A on March 7, 2007. As a result of entering into the Novation Agreement, the Registrant and CSUSA have released and discharged, with effect from and including August 15, 2007, their respective obligations under and in respect of the prior transactions entered into on March 28, 2007 and the ISDA Master Agreement dated March 19, 2007.

Item 8.01. Other Events.

For purposes of the requirements of Item 1115(b)(2) of Regulation AB, the consolidated balance sheets of Credit Suisse as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2006, which appear in Credit Suisse's Annual Report for the year ended December 31, 2006, filed with the Commission as Exhibit No. 99.1 to the Form 6-K of Credit Suisse Group dated March 28, 2007, are incorporated by reference in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLMES FUNDING LIMITED, as depositor

By: /s/ Mark Filer

Name: Mark Filer

Title:   Director, Wilmington Trust SP Services (London) Limited

Dated: August 16, 2007